CINCINNATI BELL INC.
201 EAST FOURTH STREET
CINCINNATI, OHIO 45202

     January 31, 2005

Goldman Sachs Direct Investment Fund 2000, L.P.	Dover Capital Management 2 LLC
Goldman, Sachs & Co.	c/o Falcon Investment Group
GS Capital Partners 2000, L.P.	4350 Von Karman Ave.
GS Capital Partners 2000 Offshore, L.P.	Suite 400
GS Capital Partners 2000 GmbH & Co. Beteiligungs KG	Newport Beach, CA 92660-2007
GS Capital Partners 2000 Employee Fund, L.P.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

TCW/Crescent Mezzanine Partners III, L.P.	C-Squared CDO Ltd.
TCW/Crescent Mezzanine Trust III	c/o TCW/Crescent Mezzanine LLC
TCW/Crescent Mezzanine Partners III Netherlands, L.P.	200 Park Avenue, 22nd Floor
c/o TCW/Crescent Mezzanine LLC	New York, New York 10166
200 Crescent Court, Suite 1600
Dallas, Texas 75201

Western and Southern Life Insurance Company	GS Mezzanine Partners II, L.P.
c/o Fort Washington Investment Advisers	GS Mezzanine Partners II Offshore, L.P.
420 East 4th Street	85 Broad Street
Cincinnati, Ohio 45202	New York, New York 10004

Oak Hill Securities Fund, L.P.	Lerner Enterprises, L.P.
Oak Hill Securities Fund II, L.P.	P&PK Family Limited Partnership
Oak Hill Credit Partners I, Limited	Cardinal Investment Partners I, L.P.
Oak Hill Credit Partners II, Limited	c/o Oak Hill Advisors, L.P.
c/o Oak Hill Advisors, L.P.	201 Main Street, Suite 2600
201 Main Street, Suite 2600	Fort Worth, Texas 76102
Forth Worth, Texas 76102

Re: Amendment to the Purchase Agreement

Ladies and Gentlemen:

     Reference is made to the Purchase Agreement (the “Purchase Agreement”), dated as of December 9, 2002, as amended to the date hereof (the “Purchase Agreement”), among Cincinnati Bell Inc. (f/k/a Broadwing Inc.), an Ohio corporation (the “Company”), and the persons specified as Purchasers in Schedule 1 to the Purchase Agreement, regarding the purchase of the Company’s Senior Subordinated Discount Notes due 2009 and warrants to purchase common stock of the Company. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the Purchase Agreement.

     The parties hereto hereby agree as follows:

     1. The Purchase Agreement shall be amended as follows:

     1.1. The following new Section 1A is hereby added immediately after Section 1 of the Purchase Agreement:

     “1 A. The Company represents and warrants to the Purchasers that Schedule 1A sets forth as of January 31, 2005 (except to the extent that such Schedule 1A refers to an earlier date, in which case as of such date) all material liabilities of the members of the BCI Group as of the date hereof that would be required to be reflected in, or referred to in the notes to, a balance sheet of the BCI Group prepared in accordance with United States generally accepted accounting principles.”

     1.2. Clause (ii) of Section 9 is hereby deleted in its entirety and replaced with the following:

     “(ii) Annual Statements. As soon as available, but in any event within ninety-five (95) days after the end of each fiscal year of the Company, or, in the case of the information required by clause (x) below for the fiscal year ended December 31, 2003, only, within one hundred twenty-five (125) days after the end of such fiscal year, a copy of:

     (x) (a) an audited consolidated balance sheet of the Company and its subsidiaries and (b) an unaudited consolidated balance sheet of the Company and its Restrictive Subsidiaries, in each case as at the end of such year, together with consolidating balance sheets for each of the Company’s Primary Business Segments, and

     (y) (a) audited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company and its subsidiaries and (b) unaudited consolidated statements of income or operations, stockholders’ equity and cash flows of the Company and its Restricted Subsidiaries, in each case for such year, together with consolidating information for each of the Company’s Primary Business Segments, in each case setting forth in comparative form the figures for the prior fiscal year, all in reasonable detail, prepared in accordance with GAAP, fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments, and accompanied by:

     (A) with respect to the financial statements referred to in clauses (x)(a) and (y)(a) above, an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP and that the examination of such accountants in connection with such financial statements (other than consolidating statements) has been made in accordance with generally accepted auditing standards in the United States, and that such audit provides a reasonable basis for such opinion in the circumstances,

     (B) with respect to the financial statements referred to in clauses (x)(a) and (y)(a) above, a written statement by the independent certified public accountants giving the report thereon stating whether, in connection with their audit examination, any condition or event that constitutes a Default or Event of Default with respect to the covenants contained in Section 5.02 and Section 5.04 of the Indenture has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination, and

     (C) a certificate of the chief financial officer or chief executive officer on behalf of the Company stating that such financial statements have been prepared in accordance with GAAP applicable to periodic financial statements generally and fairly present, in all material respects, the financial position of the companies being reported on and their results of operations and income, retained earnings and stockholders’ equity, and cash flows;

provided, however, that if the Company is then subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act, the delivery by the Company to such Purchaser or such Subsequent Purchaser of an Annual Report on Form 10-K or any successor form within the time periods above described shall satisfy the requirements of this Section 9(ii) with respect to financial statements for the Company and its subsidiaries; provided that the documents referred to in clauses (A) and (C) of this Section 9(ii) shall nonetheless be provided.”

     1.3. Clause (iii) of Section 9 is hereby amended by deleting clause (3) thereof in its entirety and renumbering clause (4) thereof as clause (3).

     1.4. The Schedules to the Purchase Agreement are hereby amended by adding thereto Schedule 1A that is attached to this letter agreement.

     2. Except as specifically set forth herein, the provisions of the Purchase Agreement and the Exhibits and Schedules attached thereto remain in full force and effect. This letter agreement shall not constitute an amendment or waiver of any provision of the Purchase Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Company, except to the extent expressly set forth herein.

     3. The amendments to the Purchase Agreement set forth in this letter agreement will become effective only upon the consummation of a refinancing of, or an amendment or waiver to, the Company’s Third Amendment and Restatement of the

Credit Agreement dated as of November 17, 2003, as amended to the date hereof, among the Company, BCSI Inc., the lenders party thereto, Bank of America, N.A., as syndication agent, Citicorp USA, Inc., as administrative agent, Credit Suisse First Boston and The Bank of New York, as co-documentation agents, and the other persons party thereto, that permits such amendments.

     This letter agreement shall be governed by the internal laws of the State of New York, without regard to the conflict-of-law principles thereof which would require the application of laws of any other state.

Very truly yours,

CINCINNATI BELL INC. (f/k/a Broadwing Inc.)

By:	/s/ Mark W. Peterson

Name: Mark W. Peterson
Title: Treasure

Agreed to and accepted by:

GS MEZZANINE PARTNERS II, L.P.

By:	GS Mezzanine Advisors II, L.L.C., its general partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President

GS MEZZANINE PARTNERS II OFFSHORE, L.P.

By:	GS Mezzanine Advisors II, L.L.C. its general partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President

Agreed to and accepted by:

GOLDMAN SACHS DIRECT INVESTMENT FUND 2000, L.P.

By:	GS Employee Funds 2000 GP, L.L.C, its general partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President

Agreed to and accepted by:

GOLDMAN, SACHS & Co.

By:	/s/ Kenneth Glassman

Name: Kenneth Glassman
Title: Managing Director

Agreed to and accepted by:

GS CAPITAL PARTNERS 2000, L.P.

By:	GS Advisors 2000, L.L.C. its General Partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President

Agreed to and accepted by:

GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.

By:	GS Advisors 2000, L.L.C. its General Partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President

Agreed to and accepted by:

GS CAPITAL PARTNERS 2000, GmbH & CO. BETEILIGUNGS KG

By:	Goldman Sachs Management GP GmbH its General Partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Managing Director

Agreed to and accepted by:

GS CAPITAL PARTNERS 2000, EMPLOYEE FUND, L.P.

By:	GS Emplopyee Funds 2000 GP, L.L.C. its General Partner

By:	/s/ John E. Bowman

Name: John E. Bowman
Title: Vice President

Agreed to and accepted by:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
TCW/CRESCENT MEZZANINE TRUST III
TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By:	TCW/Crescent Mezzanine Management III, L.L.C, its Investment Manager

By:	TCW Asset Management Company, its Sub-Advisor

By:	/s/ Timothy P. Costello

Name: TIMOTHY P. COSTELLO
Title: MANAGING DIRECTOR

Agreed to and accepted by:

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc., as its Portfolio Manager

By:	/s/ Timothy P. Costello

Name: TIMOTHY P. COSTELLO
Title: MANAGING DIRECTOR

By:	/s/ James M. Hassett

Name: James M. Hassett
Title: Managing Director

Agreed to and accepted by:

WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Bradler J. Hunkler

Name: Bradler J. Hunkler
Title: Vice President

By:	/s/ James J. Vance

Name: James J. Vance
Title: Vice President

Agreed to and accepted by:

DOVER CAPITAL MANAGEMENT 2 LLC

By:	/s/ Richard Meage

Name: Richard Meage
Title: Manager

Agreed and accepted by:

OAKHILL SECURITIES FUND, L.P.

By:	Oak Hill Securities GenPar, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc. its General Partner

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

Agreed to and accepted by:

OAK HILL SECURITIES FUND II, L.P.

By:	Oak Hill Securities GenPar II, L.P. its General Partner

By:	Oak Hill Securities MGP II, Inc. its General Partner

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

Agreed to and accepted by:

OAK HILL ASSET MANAGEMENT, INC. As advisor and attomey-in-fact to Lerner Enterprises, L.P.

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

Agreed to and accepted by:

OAK HILL ASSET MANAGEMENT, INC. As advisor and attorney-in -fact to P&PK Family Ltd. Partnership

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

Agreed to and accepted by:

OAK HILL ASSET MANAGEMENT, INC. As advisor and attorney-in-fact to CARDINAL INVESTMENT PARTNERS I, L.P.

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

Agreed to and accepted by:

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management II, LLC As Investment Manger

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

Agreed to and accepted by:

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ [ILLEGIBLE]

Name: [ILLEGIBLE]
Title: Authorized signatory

LIABILITIES OF THE BCI GROUP

CINCINNATI BELL INC.
CONSOLIDATED BALANCE SHEET
SEPTEMBER, 2004
(Dollars in millions)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	VS. PRIOR QUARTER	VS. PRIOR YEAR-END
	2003	2003	2004	2004	2004	CHANGE	CHANGE	%
ASSETS:
Restricted Cash	0.1	0.1	0.1	0.1	0.1	0.0	0.0
Unrestricted Cash & Cash Equivalents	32.8	26.0	22.8	22.3	23.0	0.6	(3.1)
Intercompany Notes Receivable	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Reserve for BRCOM Uncollectible IC Notes	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Intercompany Interest Receivable - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Intercompany Accounts Receivable, Gross	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Accounts Receivable, External	159.4	160.6	137.1	148.0	151.8	3.9	(8.8)
Allowance	(20.4)	(20.2)	(16.5)	(15.2)	(15.2)	(0.0)	4.9

Accounts Receivable, Net	139.0	140.5	120.6	132.7	136.6	3.9	(3.9)
Materials and Supplies	40.5	33.6	35.7	45.4	36.6	(8.8)	3.0
Prepaid Expense	17.1	15.9	24.5	23.2	18.3	(4.9)	2.4
Other Current Assets	2.2	43.3	40.6	53.9	40.1	(13.8)	(3.1)

CURRENT ASSETS	231.7	259.3	244.3	277.7	254.6	(23.0)	(4.7)
Property, Plant & Equipment - Gross	2,485.7	2,507.2	2,505.8	2,536.3	2,542.8	6.6	35.6
Property, Plant & Equipment - CIP	42.7	17.8	18.2	17.4	20.4	3.1	2.7
Property, Plant & Equipment - Impairment	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Accumulated Depreciation	(1,605.2)	(1,626.2)	(1,648.31)	(1,663.7)	(1,702.9)	(19.2)	(76.7)

Property, Plant & Equipment - Net	923.2	898.8	875.7	869.9	860.4	(9.6)	(38.4)
Intangible Assets, Net	88.3	86.1	85.3	84.7	78.6	(6.1)	(9.5)
Long Term Notes Receivable	0.0	0.0	0.3	0.4	0.4	(0.0)	0.4
Investments (incl. in BRCOM)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other Investments	4.2	4.2	3.9	3.9	3.8	(0.1)	(0.4)

Investments	4.2	4.2	3.9	3.9	3.8	(0.1)	(0.4)
Deferred Tax Asset	0.0	697.0	689.2	662.4	660.7	(1.7)	(36.2)
Long Term Notes Intercompany - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Deferred Charges & Noncurrent Assets	110.9	126.1	126.3	122.9	126.4	6.5	2.3
Net Assets of Discontinued Ops	0.0	0.0	0.0	0.0	0.0	0.0	0.0

NONCURRENT ASSETS	1,126.6	1,614.2	1,780.5	1,744.3	1,732.3	(12.0)	(81.8)

TOTAL ASSETS	1,358.3	2,073.5	2,024.9	2,022.0	1,987.0	(35.0)	(86.6)

LIABILITIES:
Accounts Payable - Intercompany	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Accounts Payable - Trade	59.0	64.5	52.2	70.8	56.0	(14.8)	(8.5)

Accounts Payable - Net	59.0	64.5	52.2	70.8	58.0	(14.8)	(8.5)
Accounts Payable - Intercompany
Accrued Liabilities	103.6	94.6	66.0	81.1	81.2	0.1	(13.4)
Intercompany Notes Payable	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Accrued Taxes	54.4	43.9	34.0	30.7	41.3	10.5	(2.7)
Advanced Billings & Customer Deposits	39.2	41.5	40.2	41.3	41.1	(0.3)	(0.4)
Accrued Compensated Absences	2.8	3.8	4.0	3.8	3.2	(0.6)	(0.6)
Restructuring	24.3	4.2	1.6	1.2	1.0	(0.2)	(3.2)
Other Currant Liabilities	30.7	29.6	47.0	50.4	40.0	(10.4)	10.3
Short-Term Bank Note	106.0	5.3	48.6	10.3	4.7	(5.6)	(0.6)
Other Short-Term Debt	29.7	8.1	7.1	6.6	5.9	(0.6)	(2.1)

CURRENT LIABILITIES	449.8	295.5	320.7	298.1	274.3	(21.6)	(21.1)
Bank Note	533.9	603.2	507.8	510.7	484.3	(26.4)	(118.9)
Convertible Bonds	534.5	0.0	0.0	0.0	0.0	0.0	0.0
Other Long Term Debt	1,139.6	1,671.3	1,676.7	1,682.1	1,691.3	9.2	19.9
NonCurrent Intercompany Debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Minority Interest	40.0	39.7	39.6	40.9	41.1	0.2	1.5
LT Restructuring	0.0	11.5	10.8	10.5	10.0	(0.5)	(1.5)
Unearned Revenue	12.3	11.0	11.1	10.7	10.4	(0.4)	(1.6)
Total Noncurrent Liabilities	181.0	119.8	126.6	127.1	116.7	(10.4)	(3.1)
Net Liabilities from Discontinued Ops	0.0	0.0	0.0	0.0	0.0	0.0	0.0

NONCURRENT LIABILITIES	2,441.3	2,457.5	2,372.0	2,382.0	2,353.7	(28.3)	(103.7)

TOTAL LIABILITIES	2,891.0	2,752.9	2,003.5	2,678.2	2,628.0	(50.1)	(124.9)
MEZZANINE FINANCING:
Convertible Preferred Stock	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Exchangeable Preferred stock	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	0.0	0.0

TOTAL MEZZANINE FINANCING	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	0.0	0.0
SHAREOWNERS’ EQUITY:
Convertible Preferred Stock	129.4	129.4	129.4	129.4	129.4	0.0	0.0
Common Stock	2.5	2.5	2.5	2.5	2.5	0.0	0.0
Paid-in Capital	2,937.5	2,040.6	2,940.4	2,938.1	2,935.7	(2.4)	(4.9)
Retained Earnings	(4,447.2)	(3,604.2)	(3,509.3)	(3,578.4)	(3,560.9)	17.5	43.3
Accumulated Other Comprehensive Income	(9.5)	(2.3)	(2.3)	(2.5)	(2.5)	0.0	(0.2)
Treasury Stock	(145.5)	(145.5)	(145.5)	(145.5)	(145.4)	0.1	0.1
Investment Valuation Allowance	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Foreign Currency Adjustment	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other Shareowners’ Equity	0.0	0.0	00	0.0	0.0	0.0	0.0

TOTAL EQUITY	(1,532.8)	(879.4)	(688.7)	(656.2)	(641.1)	15.1	38.3

TOTAL LIABILITIES & EQUITY	1,358.3	2,073.5	2,024.9	2,022.0	1,987.0	(35.0)	(86.6)

Total Credit Facility Balance	639.9	608.4	556.4	521.0	469.0	(32.0)	(119.4)
Net Debt (See Note)	2,310.9	2,261.8	2,217.4	2,187.6	2,159.5	(28.1)	(102.3)

Note:	“Net Debt” includes Short-Term Bank Note, Other Short-Term Notes, Bank Notes, Convertible Bonds, Other Long-Term Debt and the portion of minority interest associated with the BROOM 12 1/2% Preferred stock; offset by Cash and Cash Equivalents and Swap Liability

2/2/2005 6:05 PM
Unrestricted Group 093004 Balance Sheet.xls (Consol)	Cincinnati Bell Inc. Confidential	Report #Consol

Amounts for the current month are PRELIMINARY

CINCINNATI BELL INC. - RESTRICTED ENTITIES
INCLUDES CBT, CBW, CBAD, PUBLIC AND CORPORATE; EXCLUDES CONSOLIDATED BRCOM
CONSOLIDATED BALANCE SHEET
SEPTEMBER, 2004
(Dollars in millions)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	VS. PLAN		VS. PRIOR QUARTER		VS. PRIOR YEAR-END

	2003	2003	2004	2004	2004	CHANGE	%	CHANGE	%	CHANGE	%
ASSETS:
Restricted Cash	0.1	0.1	0.1	0.1	0.1	0.1	n/m	0.0	0%	0.0	0%
Unrestricted Cash A Cash Equivalents	32.7	26.0	22.8	22.3	23.0	(3.1)	(12%)	0.6	3%	(3.1)	(12%)
Intercompany Notes Receivable - BRCOM	31.5	157.3	166.5	187.0	203.2	60.5	42%	16.2	9%	46.0	29%
Reserve for BRCOM Uncollectable IC Notes	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Intercompany Interest Receivable - BRCOM	0.1	1.0	0.5	0.6	0.7	0.7	n/m	0.2	27%	(0.3)	(26%)
Intercompany Accounts Receivable - BRCOM	268.0	16.5	18.0	6.5	(1.4)	(1.4)	n/m	(7.9)	(122%)	(17.9)	(109%)
Accounts Receivable, External	137.7	139.4	116.9	129.0	130.1	(8.0)	(6%)	1.1	1%	(9.4)	(7%)
Allowance	(18.0)	(17.7)	(12.7)	(13.1)	(12.8)	4.4	25%	0.3	2%	4.8	27%

Accounts Receivable, Net	119.7	121.8	104.2	115.9	117.2	(3.6)	(3%)	1.3	1%	(4.5)	(4%)
Materials and Supplies	36.0	32.2	30.4	31.5	30.2	(0.5)	(2%)	(1.3)	(4%)	(2.0)	(8%)
Prepaid Expense	16.2	15.3	24.0	22.6	17.9	(2.0)	(10%)	(4.7)	(21%)	2.6	17%
Other Current Assets	11.5	13.6	14.5	17.2	17.4	1.0	(5%)	0.1	1%	3.5	25%

CURRENT ASSETS	515.8	383.9	380.9	403.8	406.2	49.7	14%	4.5	1%	24.3	6%
Property, Plant & Equipment - Gross	2,482.8	2,504.1	2,502.5	2,532.6	2,529.6	(42.8)	(2%)	(3.2)	(0%)	25.5	1%
Property, Plant & Equipment-CIP	42.7	17.8	18.2	17.4	17.2	(1.1)	(6%)	(0.1)	(1%)	(0.5)	(3%)
Property, Plant & Equipment-Impairment	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Accumulated Depreciation	(1,604.8)	(1,625.6)	(1,647.5)	(1,682.8)	(1,701.7)	40.2	2%	(18.9)	1%	(76.1)	(5%)

Property, Plant & Equipment - Net	920.6	896.3	873.2	867.4	845.1	(3.7)	(0%)	(22.3)	(3%)	(51.1)	(6%)
Intangible Assets, Net	88.3	88.1	85.3	84.7	78.6	(9.1)	(10%)	(6.1)	(7%)	(9.5)	(11%)
Long Term Notes Receivable	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Investment in BRCOM	(452.1)	472.3	295.8	295.9	295.9	296.9	n/m	0.0	0%	(176.4)	(37%)
Other Investments	1.4	1.4	1.4	1.4	1.4	(0.1)	(6%)	(0.1)	(6%)	(0.1)	(6%)

Investments	(450.6)	473.8	297.3	297.3	297.3	295.8	n/m	(0.1)	(0%)	(176.5)	(37%)
Deferred Tex Asset	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Long Term Notes Intercompany - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Deferred Charges & Noncurrent Assets	110.8	191.0	188.6	179.7	162.9	(378.9)	(67%)	3.3	2%	(8.1)	(4%)
Net Assets of Discontinued Ops	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m

NONCURRENT ASSETS	668.0	1,649.1	1,444.3	1,429.1	1,404.0	(95.9)	(6%)	(25.1)	(2%)	(245.2)	(18%)

TOTAL ASSETS	1,184.8	2,033.1	1,825.2	1,832.9	1,812.2	(46.3)	(2%)	(20.7)	(1%)	(220.9)	(11%)

LIABILITIES:
Accounts Payable - Intercompany	8.5	48.6	53.0	52.3	52.7	52.7	n/m	0.5	1%	4.2	9%
Accounts Payable - Trade	50.1	54.7	48.8	62.8	49.8	(0.0)	(0%)	(13.0)	(21%)	(4.9)	(9%)

Accounts Payable-Net	58.5	103.2	101.9	115.1	102.5	52.7	106%	(12.5)	(11%)	(0.7)	(1%)
Accounts Payable - Intercompany
Accrued Liabilities	79.2	68.1	58.1	58.6	60.9	7.1	13%	2.3	4%	(7.2)	(11%)
Intercompany Notes Payable	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Accrued Taxes	(271.0)	(143.3)	(143.9)	(136.3)	(129.7)	15.7	11%	8.7	6%	13.7	10%
Advanced Billings & Customer Deposits	38.6	39.5	38.3	39.6	39.2	1.0	3%	(0.5)	(1%)	(0.4)	(1%)
Accrued Compensated Absences	2.8	3.3	3.5	3.3	2.8	0.4	15%	(0.6)	(17%)	(0.6)	(17%)
Restructuring	4.6	2.6	1.0	0.8	0.7	(6.6)	(90%)	(0.1)	(10%)	(1.8)	(71%)
Other Current Liabilities	30.2	29.6	47.0	50.4	40.0	(3.2)	(7%)	(10.4)	(21%)	10.3	35%
Short-Term Bank Note (See Notes 3 & 4)	106.0	5.3	48.6	10.3	4.7	(93.0)	(85%)	(5.6)	(54%)	(0.6)	(10%)
Other Short-Term Debt	26.9	5.3	5.5	4.9	4.7	0.1	1%	(0.2)	(5%)	(0.7)	(12%)

CURRENT LIABILITIES	75.8	113.7	158.9	144.8	125.9	(25.9)	(17%)	(18.9)	(13%)	12.2	11%
Bank Note (See Notes 3 & 4)	393.2	603.2	507.8	510.7	484.3	76.9	19%	(26.4)	(5%)	(118.9)	(20%)
Convertible Bonds	534.5	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Other Long Term Debt	1,139.6	1,671.3	1,676.7	1,682.4	1,691.1	3.8	0%	8.6	1%	19.7	1%
NonCurrent Intercompany Debt	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Minority Interest	39.2	38.9	39.0	40.2	40.4	(2.1)	(5%)	0.2	1%	1.5	4%
LT Restructuring	0.0	7.4	6.9	6.8	6.5	6.5	n/m	(0.3)	(5%)	(0.9)	(13%)
Unearned Revenue	12.3	11.9	11.1	10.7	10.4	(1.6)	(13%)	(0.4)	(4%)	(1.6)	(13%)
Noncurrent Deferred Income Taxes	261.5	0.0	0.0	0.0	0.0	(120.0)	(100%)	0.0	n/m	0.0	n/m
Post Retirement (FAS 106)	52.6	55.1	59.1	62.4	64.7	1.2	2%	2.4	4%	9.6	17%
Other Noncurrent Liabilities	30.9	32.8	33.2	31.1	30.0	(3.8)	(11%)	(1.1)	(3%)	(2.8)	(8%)
Total Noncurrent Liabilities	83.5	87.9	92.3	93.5	94.8	(2.5)	(3%)	1.3	1%	6.8	8%
Net Liabilities from Discontinued Ops	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m

NONCURRENT LIABILITIES	2,463.6	2,420.8	2,333.9	2,344.3	2,327.4	(39.0)	(2%)	(16.9)	(1%)	(93.4)	(4%)

TOTAL LIABILITIES	2,539.6	2,534.5	2,493.8	2,489.1	2,453.3	(64.9)	(3%)	(35.8)	(1%)	(81.21)	(2%)
MEZZANINE FINANCING:
Convertible Preferred Stock	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Exchangeable Preferred Stock	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m

TOTAL MEZZANINE FINANCING	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
SHAREOWNERS’ EQUITY:
Convertible Preferred Stock	129.4	129.4	129.4	129.4	129.4	(0.0)	(0%)	0.0	0%	0.0	0%
Common Stock	2.5	2.5	2.5	2.5	2.5	0.0	0%	0.0	0%	0.0	0%
Paid-In Capital	2,937.5	2,940.6	2,940.4	2,936.1	2,935.7	3.0	0%	(2.4)	(0%)	(4.9)	(0%)
Retained Earnings	(4,269.2)	(3,426.2)	(3,593.3)	(3,578.4)	(3,560.9)	15.7	0%	17.5	0%	(134.7)	(4%)
Accumulated Other Comprehensive Income	(9.5)	(2.3)	(2.3)	(2.5)	(2.5)	(0.2)	(8%)	0.0	0%	(0.2)	(8%)
Treasury Stock	(145.5)	(145.5)	(145.5)	(145.5)	(145.4)	0.1	0%	0.1	0%	0.1	0%
Investment Valuation Allowance	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Foreign Currency Adjustment	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m
Other Shareowners’ Equity	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m	0.0	n/m

TOTAL EQUITY	(1,354.6)	(501.4)	(668.7)	(656.2)	(641.1)	18.6	3%	15.1	2%	(139.7)	(26%)

TOTAL LIABILITIES & EQUITY	1,184.8	2,033.1	1,825.2	1,632.9	1,812.2	(46.3)	(2%)	(20.71)	(1%)	(220.9)	(11%)

Total Credit Facility Balance	499.2	608.4	556.4	521.0	489.0	16.1	3%	32.0	6%	119.4	20%
Net Debt (See Note)	2,167.4	2,259.1	2,215.8	2,186.3	2,158.1	12.9	1%	27.9	1%	101.1	4%

Note: “Net Debt” includes Short-Term Bank Note, Other Short-Term Debt, Bank Notes, Convertible Bonds and Other Long-Term Debt; offset by Cash and Cash Equivalents, and Swap Liability.

Note 2: All intercompany transactions within Restricted Group have been eliminated. Transactions between the Restricted Group & BRCOM are not eliminated, but are presented separately.

Note 3: CBI guarantees the borrowing under the credit facility directly at BRCOM. The BRCOM direct borrowings are not reflected above.

Note 4: BRCOM direct borrowings under credit facility $0 million

Unrestricted Group 093004 Balance Sheet.xls (Restricted)	Cincinnati Bell, Inc. Confidential	2/2/2005 6:06 PM Report #Restricted

CINCINNATI BELL INC. - UNRESTRICTED ENTITIES
INCLUDES CBTS AND BRCOM SUBSIDIARIES
BALANCE SHEET
SEPTEMBER, 2004
(Dollars in millions)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	VS. PRIOR QUARTER	VS. PRIOR YEAR-END
	2003	2003	2004	2004	2004	CHANGE	CHANGE
ASSETS:
Intercompany Notes Receivable - BRCOM	(31.5)	(157.3)	(166.5)	(187.0)	(203.2)	(16.2)	(46.0)
Intercompany Interest Receivable - BRCOM	(0.1)	(1.0)	(0.5)	(0.6)	(0.7)	(0.2)	0.3
Intercompany Accounts Receivable - BRCOM	(268.0)	(16.5)	(18.0)	(6.5)	1.4	7.9	17.9
Accounts Receivable, External	21.7	21.2	20.2	18.9	21.7	2.8	0.5
Allowance	(2.4)	(2.5)	(3.8)	(2.1)	(2.4)	(0.3)	0.1

Accounts Receivable, Net	19.3	18.7	16.4	16.8	19.3	2.5	0.6
Materials and Supplies	4.6	1.4	5.4	13.9	6.4	(7.5)	5.0
Prepaid Expense	0.9	0.6	0.6	0.6	0.4	(0.2)	(0.2)
Other Current Assets	(9.3)	29.4	26.1	36.7	22.8	(13.9)	(6.7)

CURRENT ASSETS	(284.1)	(124.6)	(136.6)	(126.1)	(153.6)	(27.5)	(29.0)
Property, Plant & Equipment - Gross	3.0	3.1	3.3	3.5	13.3	9.8	10.1
Property, Plant & Equipment - CIP	0.0	0.0	0.0	0.0	3.2	3.2	3.2
Accumulated Depreciation	(0.4)	(0.6)	(0.8)	(1.0)	(1.2)	(0.2)	(0.6)

Property, Plant & Equipment - Net	2.6	2.6	2.5	2.5	15.3	12.7	12.7
Long Term Notes Receivable	0.0	0.0	0.3	0.4	0.4	(0.0)	0.4
Investment in BRCOM	452.1	(472.3)	(295.8)	(295.9)	(295.9)	(0.0)	176.4
Other Investments	2.8	2.8	2.5	2.5	2.4	(0.0)	(0.3)

Investments	454.8	(469.6)	(293.4)	(293.4)	(293.5)	(0.0)	176.1
Noncurrent Deferred Tax Asset	0.0	697.0	689.2	662.4	660.7	(1.7)	(36.2)
Long Term Notes Intercompany - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Deferred Charges & Noncurrent Assets	0.2	(64.9)	(62.3)	(56.8)	(54.5)	2.2	10.4

NONCURRENT ASSETS	457.5	165.0	336.3	315.2	328.4	13.2	163.3

TOTAL ASSETS	173.4	40.4	199.7	189.1	174.8	(14.3)	134.3

LIABILITIES:
Accounts Payable - Intercompany	(8.5)	(48.6)	(53.0)	(52.3)	(52.7)	(0.5)	(4.2)
Accounts Payable - Trade	9.0	9.8	3.3	8.0	6.2	(1.8)	(3.6)

Accounts Payable - Net	0.5	(38.8)	(49.7)	(44.3)	(46.5)	(2.3)	(7.8)
Accrued Liabilities	24.4	26.5	27.9	22.4	20.3	(2.2)	(6.2)
Accrued Taxes	325.5	187.3	177.9	169.0	170.9	1.9	(16.3)
Advanced Billings & Customer Deposits	0.6	2.0	2.0	1.7	1.9	0.2	(0.1)
Accrued Compensated Absences	0.0	0.4	0.4	0.5	0.4	(0.1)	(0.0)
Restructuring	19.7	1.6	0.6	0.4	0.2	(0.1)	(1.4)
Other Current Liabilities	0.5	0.0	0.0	0.0	0.0	0.0	0.0
Other Short-Term Debt	2.8	2.7	1.6	1.6	1.2	(0.4)	(1.5)

CURRENT LIABILITIES	374.0	181.7	160.7	151.4	148.4	(2.9)	(33.3)
Bank Note (See Notes 3 & 4)	140.7	0.0	0.0	0.0	0.0	0.0	0.0
Other Long Term Debt	0.0	0.0	0.0	(0.3)	0.2	0.6	0.2
Minority Interest	0.7	0.7	0.7	0.7	0.7	0.0	0.0
LT Restructuring	0.0	4.1	3.9	3.7	3.5	(0.2)	(0.6)
Noncurrent Deferred Income Taxes	(261.5)	0.0	0.0	0.0	0.0	0.0	0.0
Total Noncurrent Liabilities	97.5	31.9	34.3	33.6	21.9	(11.8)	(10.0)

NONCURRENT LIABILITIES	(22.5)	36.7	39.0	37.7	26.3	(11.4)	(10.4)

TOTAL LIABILITIES	351.4	218.4	199.7	189.1	174.8	(14.3)	(43.7)
SHAREOWNERS’ EQUITY:
Retained Earnings	(178.0)	(178.0)	0.0	0.0	0.0	0.0	178.0

TOTAL EQUITY	(178.0)	(178.0)	(0.0)	(0.0)	(0.0)	0.0	178.0

TOTAL LIABILITIES & EQUITY	173.4	40.4	199.7	189.1	174.8	(14.3)	134.3

Total Credit Facility Balance	140.7	0.0	0.0	0.0	0.0	0.0	0.0
Net Debt (See Note)	2,310.9	2,261.8	2,217.4	2,187.6	2,159.5	(28.1)	(102.3)

Note 1: “Net Debt” includes Short-Term Bank Note, Other Short-Term Debt, Bank Notes, Convertible Bonds and Other Long-Term Debt; offset by Cash and Cash Equivalents, and Swap Liability.

Note 2: All intercompany transactions within Restricted Group have been eliminated. Transactions between the Restricted Group & BRCOM are not eliminated, but are presented separately.

2/2/2005 6:06 PM
Unrestricted Group 093004 Balance Sheet.xls (Unrestricted)	Cincinnati BELL Inc. Confidential	Report #Unrestricted

BROADBAND SEGMENT
BALANCE SHEET
SEPTEMBER, 2004

(Dollars in millions)

	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	vs. PRIOR QUARTER		vs. PRIOR YEAR-END

	2003	2003	2004	2004	2004	CHANGE	%	CHANGE	%
ASSETS:
Restricted Cash	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Cash & Cash Equivalents	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Intercompany Notes Receivable - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Reserve for BRCOM Uncollectible IC Notes	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Intercompany Interest Receivable - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Intercompany Accounts Receivable, Gross	4.2	48.8	48.9	48.6	48.8	0.2	0%	(0.1)	(0%)
Accounts Receivable, Gross	0.2	0.4	0.2	0.2	0.2	0.0	0%	(0.2)	(46%)
Allowance	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m

Accounts Receivable, Net	0.2	0.4	0.2	0.2	0.2	0.0	0%	(0.2)	(46%)
Materials and Supplies	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Prepaid Expense	0.4	0.1	0.1	0.1	0.1	0.0	0%	0.0	0%
Other Current Assets	0.7	0.7	0.3	0.3	0.0	(0.3)	(100%)	(0.7)	(100%)

CURRENT ASSETS	5.5	49.9	49.4	49.1	49.0	(0.1)	(0)%	(0.9)	(2)%
Property, Plant & Equipment - Gross	0.9	0.4	0.4	0.4	0.4	0.0	0%	0.0	0%
Accumulated Depreciation	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	0.0	0%	0.0	0%

Property, Plant & Equipment - Net	0.9	0.4	0.4	0.4	0.4	0.0	0%	0.0	0%
Intangible Assets, Net	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Investment in BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	0%	(0.3)	(10%)
Other Investments	2.7	2.7	2.5	2.5	2.5

Investments	2.7	2.7	2.5	2.5	2.5	0.0		(0.3)
Noncurrent Deferred Tax Asset	0.0	473.4	469.5	466.6	459.2	(7.4)	(2%)	(14.2)	(3%)
Long Term Notes Intercompany - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Deferred Charges & Noncurrent Assets	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	(0.0)	(0%)	(0.0)	(0%)

NONCURRENT ASSETS	3.5	476.3	472.1	469.1	461.7	(7.4)	(2)%	(14.5)	(3)%

TOTAL ASSETS	8.9	526.2	521.5	518.3	510.8	(7.5)	(1)%	(15.4%)	(3)%

LIABILITIES:
Accounts Payable - Intercompany	267.4	15.1	6.9	(0.9)	(2.8)	(1.9)	n/m	(17.9)	(119%)
Accounts Payable - Trade	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m

Accounts Payable - Net	267.4	15.1	6.9	(0.9)	(2.8)
Accrued Liabilities	23.3	25.3	23.5	20.8	18.4	(2.4)	(12%)	(6.9)	(27%)
Intercompany Notes Payable	31.5	168.8	178.3	188.6	188.7	0.1	0%	19.9	12%
Accrued Taxes	159.1	9.3	4.2	3.2	11.8	8.6	n/m	2.6	28%
Restructuring	19.7	1.6	0.6	0.4	0.2	(0.1)	(36%)	(1.4)	(85%)

CURRENT LIABILITIES	501.5	220.1	213.5	212.2	216.4	4.2	2%	(3.8)	(2%)
Bank Note	140.7	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Minority Interest	0.7	0.7	0.7	0.7	0.7	0.0	0%	0.0	0%
LT Restructuring	0.0	4.1	3.9	3.7	3.5	(0.2)	(5%)	(0.6)	(14%)
Other NonCurrent Liabilities	9.7	31.9	34.3	33.6	21.9	(11.7)	(35%)	(10.0)	(31%)

NONCURRENT LIABILITIES	151.1	36.7	39.0	38.0	26.1	(11.9)	(31)%	(10.6)	(29)%

TOTAL LIABILTIES	652.6	256.8	252.4	250.2	242.5	(7.7)	(3)%	(14.3)	(6)%
SHAREOWNERS’ EQUITY:
Paid-in Capital	3,318.4	2,944.6	2,944.6	2,944.6	2,944.6	0.0	0%	0.0	0%
Retained Earnings	(3,965.5)	(2,678.8)	(2,679.1)	(2,680.1)	(2,679.9)	0.2	0%	(1.1)	(0%)

TOTAL EQUITY	(647.1)	265.8	265.5	264.6	264.7	0.2	0%	(1.1)	(0)%

TOTAL LIABILITIES & EQUITY	5.5	522.6	517.9	514.7	507.2	(7.5)	(1%)	(15.4)	(3%)

Net Debt (See Note)	435.4	135.1	136.3	139.2	137.1	(2.0)	(1%)	2.0	2%

Note: “Net Debt” includes Intercompany Accounts Payable, Intercompany Notes Payable, Short-Term Bank Note, Other Short-Term Notes, Bank Notes, Convertible Bonds, Other Long-Te and 12 1/2% Preferred tock; offset by Cash and Cash Equivalents, Intercompany Notes Receivable and Intercompany Accounts Receivable.

Unrestricted Group 093004 Balance Sheet.xls (Broadband)	Cincinnati Bell, Inc. Confidential	2/2/2005 6:06 PM Report Broadband

HARDWARE & MANAGED SERVICES

BALANCE SHEET
SEPTEMBER, 2004
(Dollars in millions)

	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	vs. PRIOR	QUARTER	vs. PRIOR	YEAR-END

	2003	2003	2003	2003	2004	CHANGE	%	CHANGE	%
ASSETS:
Restricted Cash	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Cash & Cash Equivalents	0.1	0.0	0.0	0.0	0.0	0.0	51%	(0.0)	(32%)
Intercompany Notes Receivable	(0.0)	11.5	11.8	1.6	(14.5)	(16.1)	n/m	(26.0)	n/m
Intercompany Accounts Receivable, Gross	5.5	1.0	5.4	4.9	5.2	0.3	6%	4.2	n/m
Accounts Receivable, Gross	21.4	31.3	20.0	18.7	21.5	2.8	15%	(9.8)	(31%)
Allowance	(2.4)	(3.6)	(3.8)	(2.1)	(2.4)	(0.3)	(13%)	1.2	34%

Accounts Receivable, Net	19.0	27.7	16.2	16.6	19.1	2.5	15%	(8.6)	(31%)
Materials and Supplies	4.6	3.6	5.4	13.9	6.4	(7.5)	(54%)	2.8	77%
Prepaid Expense	0.5	0.6	0.5	0.5	0.3	(0.2)	(35%)	(0.2)	(42%)
Other Current Assets	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m

CURRENT ASSETS	29.7	44.4	39.3	37.5	16.5	(21.0)	(56%)	(27.8)	(63%)
Property, Plant & Equipment - Gross	2.0	2.7	2.9	3.1	12.9	9.8	n/m	10.1	n/m
Property, Plant & Equipment - CIP	0.0	0.0	0.0	0.0	3.2	3.2	n/m	3.2	n/m
Accumulated Depreciation	(0.4)	(0.6)	(0.8)	(1.0)	(1.2)	(0.2)	(26%)	(0.6)	(107%)

Property, Plant & Equipment - Net	1.6	2.2	2.1	2.2	14.9	12.7	n/m	12.7	n/m
Long Term Notes Receivable	0.0	0.0	0.3	0.4	0.4	(0.0)	(5%)	0.4	n/m
Investment in BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	n/m	0.0	n/m
Other Investments	0.0	0.0	0.0	0.0	0.0	0.0		0.0

Investments	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Noncurrent Deferred Tax Asset	0.0	9.9	9.9	9.7	8.8	(0.9)	(9%)	(1.0)	(11%)
Long Term Notes Intercompany - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Other NonCurrent Assets	0.4	0.4	0.3	0.3	2.4	2.1	n/m	2.0	n/m

NONCURRENT ASSETS	2.0	12.4	12.6	12.6	26.5	13.9	110%	14.1	113%

TOTAL ASSETS	31.7	56.8	51.8	50.1	43.0	(7.1)	(14%)	(13.8)	(24%)

LIABILITIES:
Accounts Payable - Intercompany	1.8	11.9	12.3	8.5	2.6	(5.9)	(70%)	(9.3)	(78%)
Accounts Payable - Trade	9.0	9.8	3.3	8.0	6.2	(1.8)		(3.6)

Accounts Payable - Net	10.8	21.7	15.6	16.5	8.8	(1.8)	(22%)	(3.6)	(37%)
Accrued Liabilities	1.2	3.7	4.9	2.2	2.6	0.4	19%	(1.1)	(30%)
Accrued Taxes	2.7	0.6	0.5	0.1	0.3	0.1	108%	(0.3)	(53%)
Advanced Billings & Customer Deposits	0.6	2.7	2.0	1.7	1.9	0.2	12%	(0.8)	(31%)
Accrued Compensated Absences	0.0	0.4	0.4	0.5	0.4	(0.1)	(11%)	(0.0)	(1%)
Other Short-Term Debt	2.8	2.7	1.6	1.3	1.2	(0.1)	(4%)	(1.5)	(55%)

CURRENT LIABILITIES	18.1	31.9	25.1	22.3	15.2	(7.1)	(32%)	(16.7)	(52%)
Other Long Term Debt	0.0	0.0	0.0	0.0	0.2	0.2	n/m	0.2	n/m
Net Liabilities from Discontinued Ops	0.0	0.0	0.0	0.1	0.0	(0.1)	(100%)	0.0	n/m

NONCURRENT LIABILITIES	0.0	0.0	0.0	0.1	02	0.1	149%	0.2	n/m
TOTAL LIABILITIES	18.1	31.9	25.1	22.4	15.4	(6.9)	(31%)	(16.5)	(52%)
SHAREOWNERS’ EQUITY:
Paid-In Capital	54.0	54.0	54.0	54.0	54.0	0.0	0%	0.0	0%
Retained Earnings	(40.4)	(29.1)	(27.3)	(26.3)	(26.4)	(0.1)	(1%)	2.7	9%

TOTAL EQUITY	13.6	24.9	26.8	27.7	27.6	(0.1)	(1%)	2.7	11%

TOTAL LIABILITIES & EQUITY	31.7	56.8	51.8	50.1	43.0	(7.1)	(14%)	(13.8)	(24%)

Net Debt (See Note)	(0.9)	2.2	(3.3)	3.3	13.4	10.0	n/m	11.2	n/m

Note 1: “Net Debt” includes Intercompany Accounts Payable, Intercompany Notes Payable, Short-Term Bank Note, Other Short-Term Notes, Bank Notes, Convertible Bonds and Other Long-T offset by Cash and Cash Equivalents, Intercompany Notes Receivable and Intercompany Accounts Receivable.

Note 2: The balance sheet has been restated in December 2003 to reflect the transfer of the equipment business from CBT.

Unrestricted Group 093004 Balance Sheet. xls (Hardware)	Cincinnati Bell, Inc. Confidential	2/2/2005 6:06 PM Report #Hardware

UNRESTRICTED GROUP - ELIMINATIONS

BALANCE SHEET
SEPTEMBER, 2004
(Dollars in millions)

	3rdQtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	vs. PRIOR QUARTER	vs. PRIOR YEAR-End
	2003	2003	2003	2003	2004	CHANGE	CHANGE
ASSETS:
Restricted Cash	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Cash & Cash Equivalents	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)
Intercompany Notes Receivable	(31.5)	(168.8)	(178.3)	(188.6)	(188.7)	(0.1)	(157.2)
(ILLEGIBLE)
Intercompany Accounts Receivable, Gross	(277.7)	(66.2)	(72.2)	(59.9)	(52.5)	7.4	225.2
Accounts Receivable, Gross	0.0	(10.5)	0.0	(0.0)	(0.0)	0.0	(0.0)
Allowance	0.0	1.1	0.0	0.0	0.0	0.0	0.0

Accounts Receivable, Net	(0.0)	(9.4)	(0.0)	(0.0)	(0.0)	0.0	(0.0)
Materials and Supplies	(0.0)	(2.2)	0.0	0.0	0.0	0.0	0.0
Prepaid Expense	0.0	(0.1)	(0.0)	0.0	(0.0)	(0.0)	(0.0)
(ILLEGIBLE)
CURRENT ASSETS	(319.3)	(218.9)	(225.3)	(212.7)	(219.2)	(6.4)	100.1
Investment in BRCOM	452.1	(472.3)	(295.8)	(295.9)	(295.9)	(00)	(748.0)
(ILLEGIBLE)
Long Term Notes Intercompany - BRCOM	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(ILLEGIBLE)
NONCURRENT ASSETS	452.1	(323.6)	(148.3)	(166.5)	(159.9)	6.7	(611.9)

TOTAL ASSETS	132.8	(542.6)	(373.6)	(379.3)	(379.0)	0.2	(511.8)

LIABILITIES:
Accounts payable - Intercompany	(277.7)	(75.6)	(72.2)	(59.9)	(52.5)	7.4	225.2
(ILLEGIBLE)
Intercompany Notes Payable	(31.5)	(168.8)	(178.3)	(188.6)	(188.7)	(0.1)	(157.2)
(ILLEGIBLE)
CURRENT LIABILITIES	(145.6)	(70.3)	(77.8)	(83.1)	(83.2)	(0.1)	62.5
(ILLEGIBLE)
Other NonCurrent Liabilities	87.9	(0.0)	0.0	0.1	(0.0)	(0.1)	(87.9)
Net Liabilities from Discontinued Ops	0.0	0.0	0.0	(0.1)	0.0	0.1	0.0

NONCURRENT LIABILITIES	(173.7)	(0.0)	0.0	(0.3)	(0.0)	0.3	173.7

TOTAL LIABILITIES	(319.3)	(70.3)	(77.8)	(83.4)	(83.2)	0.3	236.1
SHAREOWNERS’ EQUITY:
Paid-in Capital	(3,375.9)	(3,002.2)	(3,002.2)	(3,002.2)	(3,002.2)	0.0	373.7
Retained Earnings	3,827.9	2,529.9	2,706.4	2,706.3	2,706.3	(0.0)	(1,121.6)

TOTAL EQUITY	452.1	(472.3)	(295.8)	(295.8)	(295.9)	(0.0)	(747.9)

TOTAL LIABILITIES & EQUITY	132.8	(542.6)	(373.6)	(379.3)	(379.0)	0.2	(511.8)

Note 1: “Net Debt” includes Intercompany Accounts Payable, Intercompany Notes Payable, Short-Term Bank Note, Other Short-Term Notes, Bank Notes, Convertible Bonds and Other Long-Term offset by Cash and Cash Equivalents, Intercompany Notes Receivable and Intercompany Accounts Receivable.

Note 2: The balance sheet has been restated in December 2003 to reflect the transfer of the equipment business from CBT.

Unrestricted Group 093004 Balance Sheet.xls (Elims)	Cincinnati Bell, Inc. Confidential	2/2/2005 6:06 PM Report #Elims

CINCINNATI BELL INC.
CONSOLIDATING BALANCE SHEET
UNRESTRICTED AND RESTRICTED GROUPS
SEPTEMBER, 2004
(Dollars in millions)

			OTHER/	UNRE-	RESTRICTED	CONSOL-
	BRCOM	CBTS	ELIMS	STRICTED	GROUP	IDATED

ASSETS:
Restricted Cash	0.0	0.0	0.0	0.0	0.1	0.1
Unrestricted Cash & Cash Equivalents	0.0	0.0	0.0	0.0	23.0	23.0
Intercompany Notes Receivable - BRCOM	0.0	(14.5)	(188.7)	(203.2)	203.2	0.0
Intercompany Interest Receivable - BRCOM	0.0	0.0	(0.7)	(0.7)	0.7	0.0
Intercompany Accounts Receivable - BRCOM	48.8	5.2	(52.5)	1.4	(1.4)	0.0
Accounts Receivable, External	0.2	21.5	(0.0)	21.7	130.1	151.8
Allowance	0.0	(2.4)	0.0	(2.4)	(12.8)	(15.2)

Accounts Receivable, Net	0.2	19.1	(0.0)	19.3	117.2	136.6
Materials and Supplies	0.0	6.4	0.0	6.4	30.2	36.6
Prepaid Expense	0.1	0.3	(0.0)	0.4	17.9	18.3
Other Current Assets	0.0	0.0	22.8	22.8	17.4	40.1

CURRENT ASSETS	49.0	16.5	(219.2)	(153.6)	408.2	254.6
Property, Plant & Equipment - Gross	0.4	12.9	0.0	13.3	2,529.6	2,542.8
Property, Plant & Equipment - CIP	0.0	3.2	0.0	3.2	17.2	20.4
Accumulated Depreciation	(0.0)	(1.2)	0.0	(1.2)	(1,701.7)	(1,702.9)

Property, Plant & Equipment - Net	0.4	14.9	0.0	15.3	845.1	860.4
Intangible Assets, Net	0.0	0.0	0.0	0.0	78.6	78.6
Long Term Notes Receivable	0.0	0.4	0.0	0.4	0.0	0.4
Investment in BRCOM	0.0	0.0	(295.9)	(295.9)	295.9	0.0
Other Investments	2.5	0.0	(0.0)	2.4	1.4	3.8

Investments	2.5	0.0	(295.9)	(293.5)	297.3	3.8
Deferred Tax Asset	459.2	8.8	192.7	660.7	0.0	660.7
Deferred Charges & Noncurrent Assets	(0.3)	2.4	(56.7)	(54.5)	182.9	128.4
Net Assets of Discontinued Ops	0.0	0.0	0.0	0.0	0.0	0.0

NONCURRENT ASSETS	461.7	26.5	(159.9)	328.4	1,404.0	1,732.3

TOTAL ASSETS	510.8	43.0	(379.0)	174.8	1,812.2	1,987.0

LIABILITIES:
Accounts Payable - Intercompany	(2.8)	2.6	(52.5)	(52.7)	52.7	0.0
Accounts Payable - Trade	0.0	6.2	0.0	6.2	49.8	56.0

Accounts Payable - Net	(2.8)	8.8	(52.5)	(46.5)	102.5	56.0
Accrued Liabilities	18.4	2.6	(0.7)	20.3	60.9	81.2
Intercompany Notes Payable	188.7	0.0	(188.7)	0.0	0.0	0.0
Accrued Taxes	11.8	0.3	158.8	170.9	(129.7)	41.3
Advanced Billings & Customer Deposits	0.0	1.9	(0.0)	1.9	39.2	41.1
Accrued Compensated Absences	0.0	0.4	0.0	0.4	2.8	3.2
Restructuring	0.2	0.0	(0.0)	0.2	0.7	1.0
Other Current Liabilities	0.0	0.0	0.0	0.0	40.0	40.0
Short-Term Bank Note	0.0	0.0	0.0	0.0	4.7	4.7
Other Short-Term Debt	0.0	1.2	(0.0)	1.2	4.7	5.9

CURRENT LIABILITIES	216.4	15.2	(83.2)	148.4	125.9	274.3
			0.0
Bank Note	0.0	0.0	0.0	0.0	484.3	484.3
Other Long Term Debt	0.0	0.2	(0.0)	0.2	1,691.1	1,691.3
Minority Interest	0.7	0.0	(0.0)	0.7	40.4	41.1
LT Restructuring	3.5	0.0	0.0	3.5	6.5	10.0
Unearned Revenue	0.0	0.0	0.0	0.0	10.4	10.4
Other Noncurrent Liabilities	0.0	0.0	86.6	86.6	30.0	116.7
Total Noncurrent Liabilities	21.9	0.0	(0.0)	21.9	94.8	116.7

NONCURRENT LIABILITIES	26.1	0.2	(0.0)	26.3	2,327.4	2,353.7

TOTAL LIABILITIES	242.5	15.4	(83.2)	174.8	2,453.3	2,628.0
SHAREOWNERS’ EQUITY:
Convertible Preferred Stock	0.0	0.0	0.0	0.0	129.4	129.4
Common Stock	0.0	0.0	0.0	0.0	2.5	2.5
Paid-In Capital	2,948.2	54.0	(3,002.2)	(0.0)	2,935.7	2,935.7
Retained Earnings	(2,679.9)	(26.4)	2,706.3	0.0	(3,560.9)	(3,560.9)
Accumulated Other Comprehensive Income	0.0	0.0	0.0	0.0	(2.5)	(2.5)
Treasury Stock	0.0	0.0	0.0	0.0	(145.4)	(145.4)

TOTAL EQUITY	268.3	27.6	(295.9)	0.0	(641.1)	(641.1)

TOTAL LIABILITIES & EQUITY	510.8	43.0	(379.0)	174.8	1,812.2	1,987.0

Note 1: “Net Debt” includes Short-Term Bank Note, Other Short-Term Debt, Bank Notes, Convertible Bonds and Other Long-Term Debt; offset by Cash and Cash Equivalents, and Swap Liability.

2/2/2005 6:06 PM
Unrestricted Group 093004 Balance Sheet.xls (Consolidating)	Cincinnati Bell, Inc. Confidential	Report #Consolidating

Category	Description/Nature of Accrual	Q4 ’04	2005	2006	2007	2008	2009	Total
Ring Fence Availability	Beginning Balance	49,100,000	32,631,000	20,268,579	16,168,579	13,568,579	13,558,5790	49,100,00
Legal	Subtotal	(800,000)	(2,422,436)	-	-	-	-	(3,222,436)
EPGN	Accrued Capital	(3,100,000)	(300,000)	(300,000)	(300,000)	-	-	(4,000,000)
Franchise Taxes	Subtotal	(10,000)	(100,000)	(1,000,000)	(100,000)	(10,000)	-	(1,220,000)
Property Taxes	Various States	(175,000)	(500,000)	(1,000,000)	(400,000)	-		(2,075,000)
Sales Taxes	Various States	-	(8,000,000)	(600,000)	(600,000)	-	-	(9,200,000)
Restructuring		(334,000)	(1,039,985)	(1,200,000)	(1,200,000)	-	-	(3,773,985)
Mutual Signal	Est of amount due Global Crossing as 15% owner of Mutual Signal	(50,000)	-	-	-	-	-	(50,000)
FIN 45 Liability	Warranties & Reps associated with BCI Asset Sale to CIII	(2,000,000)	-	-	-	-	-	(2,000,000)
Working Capital Settlement	WC Settlement Payable to BRCOM	(10,000,000)	-	-	-	-	-	(10,000,000)
	A Total Estimated Cash Payments For Period	(16,469,000)	(12,362,421)	(4,100,000)	(2,600,000)	(10,000)	-	(35,541,421)
Ring Fence Availability	Ending Balance	32,631,000	20,268,579	16,168,579	13,568,579	13,558,579	13,558,579	13,558,579

Note: Difference between B and A represents the difference between management’s best estimated of actual cash to be paid against liabilities vs. book accruals per GAAP.